SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): October 1, 2001


                      PLUM CREEK TIMBER COMPANY, INC.
           (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                      1-10239            91-1443693
(State of Other Jurisdiction     (Commission File     (I.R.S. Employer
      of Incorporation)                Number)       Identification No.)



              999 Third Avenue, Seattle, Washington 98104-4096
            (Address of Principal Executive Offices) (Zip Code)

                               (206) 467-3600
             Registrant's Telephone Number, including area code


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not required.

         (b)      Pro Forma Financial Information.

                  Not required.

         (c)      Exhibits.

                  99.1 Slide prepared for use by the executives of Plum Creek Timber Company, Inc.

Item 9.           Regulation FD Disclosure.

                  Plum Creek Timber Company, Inc. (the "Company") is furnishing information pursuant to this Item 9 in connection with presentations by executives of the Company to various analysts, investment advisors, investment companies and other market professionals regarding investing in the Company. Attached as Exhibit 99.1 to this Form 8-K is a slide prepared for use by certain executives of the Company in connection with the presentations.

                  The furnishing of information pursuant to this Item 9 is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.




                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PLUM CREEK TIMBER COMPANY, INC.



                                          By:    /s/ James A. Kraft
                                                 -----------------------------
                                          Name:  James A. Kraft
                                          Title: Vice President, General
                                                 Counsel and Secretary


DATED:  October 1, 2001




                      PLUM CREEK TIMBER COMPANY, INC.

                         Exhibit Index to Form 8-K


Exhibit No.

99.1  Slide prepared for use by the executives of Plum Creek Timber
      Company, Inc.





                                                           Exhibit 99.1
                                                           ------------

                             [Plum Creek LOGO]

SAFE HARBOR

This presentation contains forward-looking statements. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning the financial conditions, results of operations and businesses of Plum Creek and The Timber Company and, assuming the consummation of the merger, a combined Plum Creek and The Timber Company, as well as the expected timing and benefits of the merger. While these forward-looking statements represent our judgments and future expectations concerning the development of our business and the timing and benefits of the merger, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. The factors include, but are not limited to, those listed in Plum Creek's 2000 Annual Report on Form 10-K and The Timber Company's 2000 Annual Report on Form 10-K; and Plum Creek's Registration Statement on Form S-4, Registration No. 333-47708; the risk that the Plum Creek and The Timber Company businesses will not be successfully integrated; the costs related to the transaction; the risk that anticipated synergies will not be obtained or not obtained within the time anticipated; and other key factors that we have indicated could adversely affect our businesses and financial performance contained in our past and future filings and reports, including those with the SEC.

INTRODUCTION

Plum Creek Timber Company

o      A unique land and natural resource company
o      Management creates value through
       -   Active, expert development of the company's assets
       -   Superior capital allocation
o      REIT structure ideal platform for growth and value delivery


Pro Forma Financials ($ in mm)                                         2000
------------------------------------------------------------------------------
Revenue                                                              $1,204
EBITDA                                                                  522
EBITDA MARGIN                                                           43%
DD&A                                                                    116
FFO                                                                     461
Net Income                                                              345
Shares outstanding (mm)                                               180.3
FFO/share                                                             $2.56
EPS                                                                    1.91
Dividend/share                                                         2.28




The Preeminent Timberland Investment Vehicle

                   [Graphic illustrating the following:]

Plum Creek
3.1 million acres
$2.0 billion market capitalization (as of 9/4/01)

+

The Timber Company
4.7 million acres
$3.2 billion market capitalization (as of 9/4/01)

Combined Operations
7.8 million acres - No. 2 timberland owner in the U.S.
Presence in all major U.S. timber regions
Risk reducing geographic and species diversity
Growing long-term harvest profile
Real Estate and Natural Resource business opportunities
Acquisition growth record


A Key Component of Two Investment Sectors

         U.S. Forest Products Companies                                        REITs (1)
-----------------------------------------------      ----------------------------------------------
    Company                    Market Cap ($bn)        Company                     Market Cap ($bn)
    -------                    ----------------        -------                     ----------------
International Paper                   $19.9          Equity Office Properties              $15.0
Weyerhauser                            12.6          Equity Residential                      8.5
Georgia-Pacific                         8.6          Simon Property Group                    6.9
MeadWestvaco (Pro Forma)                6.8          Plum Creek (Pro Forma)                  5.3
Williamette                             5.4          Archstone/Charles E. Smith              5.2
Plum Creek (Pro Forma)                  5.3          Boston Properties                       4.3


Note:  Market data as of 9/4/01
(1) Market capitalization for REITs include implied equity value of operating partnerships.

Rich Opportunities Created by Land Base

           [Map of the United States illustrating the following:]

South:  4,398,000
West:  520,000
Rockies:  1,486,000
Northeast:  1,445,000
Total:  7,849,000 (as of 1/1/01)

[Location of eight Manufacturing Facilities in Montana]

[Locations of one Manufacturing Facility in Idaho]

[Map of United States color coded to illustrate acreage concentration by state]

Pro Forma land base

Superior Shareholder Returns

Value growth through:
         -   Active, expert management
         -   Superior capital allocation

Total Annualized Return on Investment Since Inception

                  [Bar graph illustrating the following:]

Plum Creek Timber:  21.9%
S&P 500:  14.9%
S&P Paper & Forest Products:  8.7%
Morgan Stanley REIT Index:  6.5%

Source: Bloomberg: For the period 7/1/1989 to 9/4/2001 for all investments except Morgan Stanley REIT Index which is from inception of the index to the present (4/9/1997 to 9/4/2001). Assumes reinvestment of dividends.

Key Strategic Distinctions

    o Plum Creek designs and implements land strategies in three interrelated business segments
             -   Timber
             -   Real Estate*
             -   Natural Resources*
    o REIT structure provides most tax-efficient platform to acquire and own timberland
             -   Single layer of taxation
             -   Capital gains on dividends
             -   Attractive acquisition currency
             -   No Unrelated Business Taxable Income (UBTI)

* Through taxable REIT subsidiary

TIMBER

Why Invest in Timber?

    o        Unique renewable resource
    o        High operating margins and low capital requirements
    o        Delivers annual value growth of 7-15% through:
             -   Long-term real price appreciation
             -   Predictable biological growth
    o        Returns superior to S&P 500
             - 13.3% vs. 11.6% from 1960-2000 (source: Ibbotson Associates and Hancock Timber Resource Group Research)

History of Real Price Appreciation from January 1975 to January 1999

                   [Graphic illustrating the following:]

The increase in the price of Douglas-fir #2 from 100 to approximately 250 and the increase in the price of Southern Sawtimber from 100 to approximately 225. The trend for Douglas-fir #2 increasing from approximately 80 to approximately 300 and the trend for Southern Sawtimber increasing from approximately 75 to approximately 225.

CAGR (Jan 1975 - June 2001)

Douglas-fir #2:  4.0%
Southern Sawtimber :  3.1%

Source:  Loglines Pricing Report and the Industrial Forestry Association

Timber Markets are Local Markets

    o       Logistics costs are high, limiting economic shipping distance
    o Local supply/demand conditions dominate short-term pricing dynamics
    o Short-term timber supply is price elastic - owner has harvest option
    o Converting operations have financial incentive to operate near capacity

Local entrepreneurial management is required to capture full value.

Timber Strategy

    o        Optimize forest growth with silviculture investments
    o        Practice sustainable forestry
    o        Merchandise fiber to highest margin market
             - 50% of annual harvest volume under long-term contracts at market prices
             - 50% of annual harvest flexes to best markets (timber
               "option value")
             - Value-added manufacturing in Rockies Region
    o        Align management and shareholder interests

Growing Timber Harvest

    o Current harvest at an estimated 70% of long-term sustainable potential
             - Total timber inventory also expected to increase
               during the same period

Environmental Leader

    o        Ensure harvest predictability through environmental leadership
             - Environmental concerns will continue to pressure global fiber availability
    o Plum Creek was the first timberland owner to have all lands third-party certified in compliance with the Sustainable Forestry InitiativeTM
    o Proactive relationship with federal government on endangered species issues limits our environmental risk

REAL ESTATE AND NATURAL RESOURCE BUSINESSES

New Senior Executive To Grow Real Estate Business*

    o        400,000 acres identified with near-term real estate value
             - Population growth and urban expansion trends creating scarcity value for special properties
    o Pursue predevelopment activities to enhance value and position land for market-timed sale/exchange
    o Capture componentized land values associated with conservation and recreation through leases, easements, or sales/exchanges

             * Through taxable REIT subsidiary

Case Study: 1998 Maine Acquisition

    o        Acquired 905,000 acres for $180 million from SAPPI
             - Real estate sales/exchanges increased EBITDA 30% in the first three years with no net loss of acreage
             -   Current strategy is to:
                  - Sell conservation easement on least developable land to
                    create scarcity and capture speculative value
                  - Create lakefront Master Planned Communities through taxable
                    REIT subsidiaries
             - Projected EBITDA should increase by another 20% over the next 10 years due to real estate activities, with less than 20,000 acres sold

Natural Resource Business*

    o        Develop minerals business and emerging land-based opportunities
             -   Coalbed methane joint operating agreement with Geomet, Inc.
             - Cell tower construction and revenue sharing agreement with American Tower, L.P.
             -   Heavy mineral exploration agreement with Iluka Resources, Inc.
             -   Future opportunities in mitigation banking and carbon credits

             * Through taxable REIT subsidiary

Financial Strategy

    o Maintain balance sheet flexibility to respond to immediate growth opportunities
    o Emphasize capital redeployment (dispositions and acquisitions) to improve existing portfolio
    o Deliver shareholder value by maintaining current dividend and growing free cash flow

Financial Flexibility

    o        Diversity of Operating Cash Flow
             - Geographic and species diversity
             - Real Estate and Natural Resource growth
             - Tax efficiency
    o        CapEx Flexibility
             -   Capitalized silviculture - $70 million/yr. (50% discretionary)
             - Manufacturing facilities fully capitalized - $5 million/yr. ongoing requirement
    o        Conservative Balance Sheet
             -   Pro forma debt to total market capitalization of 23%
                 (as of 9/4/2001)

Consolidation Opportunities

U.S. Private Timberland Ownership

                        [Pie graph illustrating thefollowing:]

Individuals and Families: 72%
Industrial: 23%
Institutional Investors: 5%

Total: approximately 350 million acres (source: Forest Systems Inc.)

Timberland Owners                                               Acres (mm)
---------------------------------------------------------------------------
1.  IP                                                            12.5  (a)
2.  PCL                                                            7.8  (b)
3.  WY                                                             5.7  (a)
4.  MEA + W                                                        3.5  (a)
5.  HTRG                                                           2.6  (c)
6.  BCC                                                            2.3  (a)
7.  RYN                                                            2.2  (b)
8.  TIN                                                            2.2  (a)
9.  WLL                                                            1.7  (a)
10. PCH                                                            1.5  (a)

    (a)      Integrated producers (net sellers)
    (b)      Acquirers
    (c)      Private capital advisors/managers

Why Buy Plum Creek?

    o        Unique attributes of timber
    o        Large, diverse timber, land and resource holdings
    o        Strong underlying asset value
    o        Focused growth strategies
    o        REIT structure
             -   Single layer, capital gains rate taxation
             -   Difficult to duplicate
    o        Track record of value creation and delivery
    o        Significant financial flexibility